UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40615	82-4533053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Marine View Plaza, Suite 214 Hoboken, NJ	07030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 436-2161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (par value $0.0001 per share)	QUBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 22, 2026, Quantum Computing Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with NHanced Semiconductors, Inc., a Delaware corporation (“NHanced”), the Gretchen Louise Trinklein Patti Revocable Trust, the Robert Steve Patti Revocable Trust, and the Robert Steve Patti Irrevocable Trust (collectively, the “Sellers”), Gretchen Trinklein Patti and Robert Patti (in their individual capacities, the “Beneficial Owners”), and Robert Patti, solely in his capacity as the representative of the Sellers and Beneficial Owners (the “Seller Representative” and together with the Company, NHanced, and the Sellers, and the Beneficial Owners, the “Parties” and each a “Party”), pursuant to which the Company agreed to acquire all of the issued and outstanding shares of common stock of NHanced (the “Transaction”).

Pursuant to the Stock Purchase Agreement, the aggregate purchase price for the Transaction consists of (i) $68.1 million in cash, subject to customary adjustments for unpaid transaction expenses, closing indebtedness, closing cash and working capital surplus or deficit (as adjusted, the “Closing Cash Consideration”), and (ii) a number of shares of the Company’s common stock, par value $0.0001 per share (“Company Common Stock”) equal to $5.0 million divided by the volume-weighted average of Company Common Stock for the 30 trading days ending five trading days prior to the closing of the Transaction (the “Closing Stock Consideration” and, together with the Closing Cash Consideration, the “Closing Consideration”). At the closing of the Transaction, $20.0 million of the Closing Cash Consideration was deposited into an interest-bearing escrow account as a holdback, which becomes payable to the Sellers, or is returned to the Company, based on whether NHanced achieves specified total revenue thresholds for the years ending December 31, 2027 and December 31, 2028.

In addition to the Closing Consideration, the Sellers may be entitled to receive earnout payments of up to an aggregate of $72.0 million (the “Earnout Consideration”), payable in two tranches: (i) up to an aggregate of $20.0 million, consisting of up to $10.0 million for each of the periods January 1, 2027 through December 31, 2027 and January 1, 2028 through December 31, 2028, based on NHanced achieving specified total revenue thresholds and, for the 2028 period, alternatively specified total EBITDA thresholds, and (ii) up to $52.0 million based on NHanced achieving further specified total revenue and EBITDA thresholds over the same periods. Earnout Consideration, if any, is payable in cash and/or Company Common Stock at the Sellers’ election, subject to the limit that the stock component of any payment may not exceed 50% of such payment without the Company’s prior written consent. Any shares of Company Common Stock issued as Earnout Consideration will be valued based on the volume-weighted average price of Company Common Stock for the 30 trading days ending five trading days prior to the applicable earnout payment date.

Pursuant to the Stock Purchase Agreement, if the Company has filed an automatic shelf registration statement on Form S-3ASR, any Seller holding shares of Company Common Stock issued pursuant to the Stock Purchase Agreement may request that the Company file a prospectus supplement covering the resale of such shares, which the Company will file within 15 days of such request. The Company has no obligation to file or maintain an automatic shelf registration statement, and these registration rights arise only if and when the Company, in its sole discretion, has an effective Form S-3ASR.

The foregoing description of the Stock Purchase Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Stock Purchase Agreement contains customary representations, warranties and covenants made by the Parties. The representations, warranties and covenants set forth in the Stock Purchase Agreement were made only for purposes of the Stock Purchase Agreement and solely for the benefit of the Parties, may be subject to limitations agreed upon by the Parties, including being qualified by confidential disclosures exchanged in connection with the execution of the Stock Purchase Agreement, and may be subject to standards of materiality applicable to the Parties that differ from those applicable to investors. Accordingly, the Stock Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding the Company, NHanced or their subsidiaries’ respective businesses.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On June 22, 2026, the Company completed the acquisition of all of the issued and outstanding shares of common stock of NHanced pursuant to the terms of the Stock Purchase Agreement. Following the closing of the Transaction, NHanced became a wholly owned subsidiary of the Company and is expected to continue supporting its existing customers and partners while contributing to the Company’s manufacturing and commercialization initiatives.

Cautionary Statement Regarding Forward-Looking Statements

The statements contained in this Current Report on Form 8-K include forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements and forecasts, generally identified by terms such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “enhance,” “intends,” “goal,” “objective,” “seek,” “attempt,” “aim to,” or variations of these or similar words, involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. Those statements include statements regarding the intent, belief, or current expectations of the Company and members of its management, as well as the assumptions on which such statements are based, including statements about the Company’s manufacturing and commercialization initiatives, NHanced’s customers and partners and the achievement of any earnout milestones. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including the occurrence of any event, change or other circumstances under which the anticipated benefits of the Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of NHanced, diversion of management’s attention from ongoing business operations and opportunities, operating costs and business disruption following the Transaction, exposure to potential litigation, the integration of NHanced’s products and technologies with the Company, and the acceleration of the Company’s development roadmap, supply chain risks, NHanced customer retention risks and that actual results may differ materially from those contemplated by such forward-looking statements. Except as required by federal securities law, the Company undertakes no obligation to update or revise forward-looking statements to reflect changed conditions.

Item 7.01 Regulation FD Disclosure.

On June 23, 2026, the Company issued a press release announcing the Transaction, a copy of which is furnished herewith as Exhibit 99.1.

The information provided under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is “furnished” and shall not be deemed “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The Company will file the financial statements of NHanced required by Item 9.01(a) as an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b)	Pro Forma Financial Information

The Company will file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Description
2.1*	Stock Purchase Agreement, dated as of June 22, 2026, by and among the Company, NHanced Semiconductors, Inc., the Sellers, the Beneficial Owners, and the Seller Representative.
99.1	Press Release dated June 23, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	All exhibits and schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish the omitted exhibits and schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM COMPUTING INC.

Date: June 23, 2026	By:	/s/ Christopher Roberts
Christopher Roberts
Chief Financial Officer

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